Equity Transactions	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Equity Transactions

NOTE M – EQUITY TRANSACTIONS

Public Offering of Common Stock

In March 2013, the Company completed an offering of 3,322,500 shares of registered common stock, at a price of $3.00 per share, for gross proceeds of $10.0 million. The Company received approximately $9.2 million in net proceeds after deducting underwriting fees and offering costs of approximately $0.8 million.

Restricted Stock Awards

On April 27, 2011, the Company granted 24,000 shares of restricted stock to each of the five non-officer directors of the Company for a total of 120,000 shares of restricted stock. These directors were elected by the shareholders and the restricted stock award is for service on the Board of Directors only. Such restricted shares vest a rate of 2,000 shares per quarter on the last day of each calendar quarter beginning on June 30, 2011 and ending on March 31, 2014 so long as each director remains a member of the Board of Directors. The fair market value of each grant of restricted stock on the award date was deemed to be $34,560 or $1.44 per share, which was the closing price of the Company’s common stock on the day before the grant as approved by the board of directors. We recorded approximately $16,000, $71,000 and $90,000 of stock compensation expense for the years ended December 31, 2013, 2012 and 2011 related to this restricted stock.

The number and weighted average grant date fair values of restricted stock non-vested at the beginning and end of 2013 and 2012, as well as stock awards granted, vested and forfeited during the year are as follows:

	Number of Restricted Shares	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2011	90,000	$1.44
Granted in 2012	—	—
Vested in 2012	(50,000)	1.44
Forfeited in 2012	—	—

Nonvested at December 31, 2012	40,000	$1.44
Granted in 2013	—
Vested in 2013	(32,000)	$1.44
Forfeited in 2013	—

Nonvested at December 31, 2013	8,000	$1.44